Exhibit 99.1

PRESS RELEASE US-DOCS\138831380.2 AEON Biopharma to Host Key Opinion Leader Webinar on Past, Present, and Potential Future Treatments for Migraine on February 24th Live event scheduled for Friday, February 24th at 11:00 am Eastern Time IRVINE, Calif., February 14, 2023 – AEON Biopharma, Inc. (“AEON” or the “Company”), a clinical-stage biopharmaceutical company focused on developing a proprietary botulinum toxin complex for the treatment of multiple debilitating medical conditions, announced today that it will host a key opinion leader (KOL) webinar on the past, present, and potential future treatments for migraine using botulinum toxin on Friday, February 24, 2023 at 11:00 a.m. Eastern Time. The virtual KOL event will feature presentations by Stewart J. Tepper, MD, Director of the Dartmouth Headache Center at Dartmouth-Hitchcock Medical Center, and Andrew M. Blumenfeld, MD, Director of the Los Angeles Headache Center, to discuss the past, present, and potential future treatment landscapes for migraine, along with AEON’s innovative uses of botulinum toxin for the treatment of debilitating medical conditions. The event will highlight the differences between monotherapy and combination therapy in the context of migraine treatments. Additionally, AEON’s leadership team will provide an update on clinical developments and the predicted timeline of future product development. A live question and answer session will follow the formal presentations. To register for the event, please click here. Dr. Tepper is a Professor of Neurology at the Geisel School of Medicine at Dartmouth College in Hanover, New Hampshire. He is Director of the Dartmouth Headache Center in the Department of Neurology of Dartmouth-Hitchcock Medical Center, Lebanon, New Hampshire. Dr. Tepper was Director of the Scottsdale Headache Symposium CME course of the American Headache Society from 2008 to 2020. He was Editor-in-Chief of the journal Headache Currents and Associate Editor for the journal Headache from 2012-2020. He has published more than 470 peer-reviewed manuscripts, editorials, and books on Headache Medicine. Dr. Tepper serves on the Executive Board of Directors and is the Corporate Liaison for the American Headache Society. He serves on the AHS Education, Exhibits, and Finance Committees. He also serves on the Governance Committee and Board of Directors of the American Migraine Foundation. Dr Tepper received his undergraduate degree cum laude in the study of the nervous system/psychobiology from Yale College, and attended Cornell University Medical College. He completed his Neurology residency at the Longwood Area Harvard program, and has been board certified in Headache Medicine since 2006. Dr. Blumenfeld is Director of the Los Angeles Headache Center with offices in San Diego and Los Angeles. He is Board-certified in Neurology by the American Board of Psychiatry and Neurology and is also certified in Headache Medicine. Dr Blumenfeld is a member and fellow of both the American Academy of Neurology and the American Headache Society. He is the founding chair of the American Headache Society section on Interventional Procedures for Headache. He has published widely and has over 100 publications. One of his manuscripts was voted the top publication in the Headache journal. His research interests have focused on the use of Botox for migraine. He helped to develop the injection protocol used in the pivotal migraine trials. He teaches other providers on this procedure nationally and internationally. He has been an active researcher in headache medicine with 26 issued patents for various treatments. He

PRESS RELEASE US-DOCS\138831380.2 consults with numerous pharmaceutical companies involved with medications related to headache disorders, and more details can be found through The Sunshine Act. To learn more about AEON and the development of its uniquely positioned therapeutic neurotoxin, visit www.aeonbiopharma.com. About AEON Biopharma AEON is a clinical stage biopharmaceutical company focused on developing its proprietary botulinum toxin complex, ABP-450 (prabotulinumtoxinA) injection, or ABP-450, for debilitating medical conditions, with an initial focus on the neurosciences market. AEON recently completed a Phase 2 study of ABP-450 for the treatment of cervical dystonia and has an ongoing Phase 2 study of ABP-450 for the treatment of both chronic and episodic migraine. ABP-450 is the same botulinum toxin complex that is currently approved and marketed for cosmetic indications by Evolus under the name Jeuveau. ABP-450 is manufactured by Daewoong in compliance with current Good Manufacturing Practice, or cGMP, in a facility that has been approved by the U.S. Food and Drug Administration, or the FDA, Health Canada and European Medicines Agency, or EMA. AEON has exclusive development and distribution rights for therapeutic indications of ABP-450 in the United States, Canada, the European Union, the United Kingdom, and certain other international territories. The company built a highly experienced management team with specific experience in biopharmaceutical and botulinum toxin development and commercialization. Proposed Transaction with Priveterra Acquisition Corp. On December 13, 2022, AEON and Priveterra announced entering into a definitive business combination agreement relating to a business combination that would result in AEON becoming a public company upon the closing of the proposed transaction. The Boards of Directors of both AEON and Priveterra have approved the proposed transaction, which is expected to close in the first half of 2023, subject to approval by Priveterra’s stockholders and the satisfaction or waiver of certain other customary closing conditions. In connection with the proposed transaction, Priveterra filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) on December 27, 2022. Forward-Looking Statements This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between AEON and Priveterra, including statements regarding the benefits of the proposed transaction, the anticipated timing of the proposed transaction, the products developed by AEON and the markets in which it operates, any statements about current or planned clinical trials or related milestones, any statements of expectation or belief regarding future events, potential markets, market size, or technology developments, AEON’s projected future results, and any statements of assumptions underlying any of the items mentioned. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may

PRESS RELEASE US-DOCS\138831380.2 adversely affect the price of Priveterra’s securities, (ii) the risk that the transaction may not be completed by Priveterra’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Priveterra, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of Priveterra and AEON, the satisfaction of the minimum trust account amount following redemptions by Priveterra’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on AEON’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of AEON and potential difficulties in AEON employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against AEON or against Priveterra related to the business combination agreement or the proposed transaction, (ix) the ability to maintain the listing of Priveterra’s securities on the NASDAQ Exchange, (x) volatility in the price of Priveterra’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which AEON plans to operate, variations in performance across competitors, changes in laws and regulations affecting AEON’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive pharmaceutical industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 and proxy statement/prospectus referenced above and other documents filed by Priveterra from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AEON and Priveterra assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AEON nor Priveterra gives any assurance that either AEON or Priveterra will achieve its expectations. Contacts Investor Contact: Corey Davis, Ph.D. LifeSci Advisors +1 212 915 2577 cdavis@lifesciadvisors.com Source: AEON Biopharma